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                               SECURITY AGREEMENT

    SECURITY AGREEMENT, dated as of November 15, 1995, between CHAMPION COMMUNICATION SERVICES, INC., a Delaware corporation, its successors and assigns (the "Debtor"), and CHAMPION COMMUNICATIONS COMPANY, a Texas corporation (together with its successors and assigns, the "Secured Party").

                                R E C I T A L S

    WHEREAS, the Secured Party has loaned the Debtor USD 2,799,581.26 as evidenced by the promissory note of the Debtor dated November 15, 1995 (the "Note"); and

    WHEREAS, the Secured Party required, as a condition to its loan to the Debtor, that the Debtor execute and deliver this Security Agreement to the Secured Party as security for the Debtor's obligations under the Note.

    NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree and covenant as follows:

                            ARTICLE 1 - DEFINITIONS

    Section 1.01.  Certain Defined Terms. For purposes of this Security
Agreement:

         (a) "Equipment" shall mean: (i) all of the community repeaters now owned or hereafter acquired by the Debtor, (ii) all metal products, machinery, equipment, materials or other goods of any description whatsoever, used or acquired for use, now owned or hereafter acquired, by the Debtor or any other party using or operating the Equipment and other goods of any description whatsoever installed in or affixed to or to be used in connection with any item of Equipment or acquired for installation on, affixation to, or use in connection with any item of Equipment.

         (b) "Insurances" shall mean: (i) all insurance in respect of the Equipment whether now or hereafter to be effected and all renewals of or replacements for the same, (ii) all claims and other moneys and claims for moneys due and to become due under said insurances and (iii) all other rights of the Debtor under or in respect of said insurances.

         (c) "Spectrum Sales Proceeds" shall mean the net proceeds to the Company of any sales, leases or assignments of community repeater spectrums or spectrum licenses.
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         (d)      Any proceeds or products of the above. (a) through (d) above are referred to herein as the "Collateral."

                            ARTICLE 2 - SECURITY

         Section 2.01. Grant of Security Interest. In consideration of the loan by the Secured Party evidenced by the Note and by way of security for payment of all amounts due by the Debtor under the Note as it may be amended, modified or extended or any other amounts due by the Debtor to the Secured Party, the Debtor does hereby sell, pledge, assign, transfer and set over unto, and does hereby grant a security interest in favor of the Secured Party and unto the Secured Party's successors' and assigns' as Secured Party for its own proper use and benefit, as security for all amounts due and owing under the Note, hereunder or otherwise by the Debtor to the Secured Party, all right, title and interest of the Debtor under, in and to the Collateral.

         Section 2.02. Continued Priority of Security Interest. The Debtor agrees that it will not, without the prior written consent of the Secured Party, create or suffer to exist any lien or security interest upon the Collateral or any part thereof other than the lien and security interests created hereby.

         Section 2.03. Maintenance of Status of Security Interest. The Debtor shall take all action that may be necessary or desirable, or that the Secured Party reasonably may request, so as at all times (a) to grant and perfect the security interest in the Collateral intended to be granted hereby and to maintain the validity, enforceability, perfection and priority of the security interest in the Collateral, (b) to protect or preserve the security interest created by this Security Agreement and (c) to protect, preserve, exercise or enforce the rights of the Secured Party hereunder, including but not limited to executing and delivering Uniform Commercial Code financing statements, continuation statements, notices, instructions and assignments, in each case in form and substance reasonably satisfactory to the Secured Party and not inconsistent with the terms hereof. The Debtor shall mark its books and records and the Collateral as may be necessary or appropriate to evidence, protect and perfect the security interest in the Collateral and shall cause its financial statements to reflect such security interest.

         Section 2.04. Evidence of Status of Security Interest. The Debtor shall from time to time upon request of the Secured Party promptly deliver to the Secured Party such file search reports from such Uniform Commercial Code and other filing and recording offices as may be applicable from time to time as the Secured Party may reasonably designate in order to establish that the perfection and priority of the interest granted hereby are maintained.




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        Section 2.05.  Authorized Action. The Secured Party is hereby authorized to file one or more financing or continuation statements (including statements of assignment and renewals thereof) or amendments thereto without the signature of, or in the name of, the Debtor. A photographic or other reproduction of this Security Agreement or of any financing statement filed in connection with this Security Agreement shall be sufficient as a financing statement.

        Section 2.06. The Debtor Remains Obligated; the Secured Party Not Obligated. The grant by the Debtor to the Secured Party of the security interest granted hereby shall not relieve the Debtor from the performance of any term, covenant, condition or agreement on its part to be performed or observed, or from any liability to any Person, under or in respect of any of the Collateral or impose any obligation on the Secured Party to perform or observe any such term, covenant, condition or agreement on the Debtor's part to be so performed or observed or impose any liability on the Secured Party for any act or omission on the part of the Debtor relating thereto.

        Section 2.07. Representation. The Debtor hereby represents and warrants to the Secured Party that there is no other perfected security interest upon the Collateral as of the date of this Security Agreement.

        Section 2.08 Mandatory Prepayment. Upon the sale or actual or constructive total loss of any Collateral, the sale or insurance proceeds of such sale or loss shall, upon receipt by the Debtor, be used to prepay amounts outstanding under the Note along with all interest accrued on such amount through such repayment date. Any prepayment under this Section 2.08 shall be applied to amounts outstanding under the Note in inverse order of maturity.

                 ARTICLE 3 - MAINTENANCE; USE AND OPERATION;
                      INSPECTION; IDENTIFICATION MARKS

        Section 3.01. Maintenance. The Debtor, at its sole cost and expense (whether or not applicable insurance proceeds are adequate for the purpose), shall, except as items of Equipment are retired or replaced because of damage or obsolescence in accordance with the Debtor's ordinary course of business (i) maintain and refurbish the Equipment, so as to keep it in good operating condition, order and repair in the manner of other first class operators of similar community repeaters, and (ii) keep the Equipment in compliance with all applicable laws, regulations and orders of any governmental authority having jurisdiction with respect thereto.

        Section 3.02. Use and Operation. So long as no Event of Default shall occur and be continuing, the Debtor shall have the full use of the Equipment; provided, however, that the Debtor covenants and agrees that it will not permit the Equipment to be

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incorporated or installed in or attached to any building or real property in such manner as to become part of or subject to any liens or security interests on such building or real property or so as to preclude the removal thereof without material injury to the Equipment (it being the intention of the parties that the Equipment is, and shall be and remain, personal property throughout the term of the Note and this Agreement); and provided, further, that the Equipment shall not be used or operated in any manner contrary to the applicable law, treaty or convention, or any rule or regulation issued thereunder.

        Section 3.03.  Inspection.     The Debtor shall permit representatives
of the Secured Party at any reasonable time, on reasonable notice, to inspect the Equipment, provided that any such inspection will not materially interfere with the normal operation of the Equipment.

        Section 3.04. Identification Marks. The Debtor will cause each item of Equipment to be kept numbered with an identifying number. The Debtor will not change the identifying number of any item of Equipment except in accordance with a statement of new identifying number to be substituted therefor, which statement previously shall have been filed with the Secured Party.

               ARTICLE 4 - REPLACEMENT OF PARTS; ALTERATIONS,
                         MODIFICATIONS AND ADDITIONS

        Section 4.01. Replacement of Parts. (a) Except as items of Equipment are retired or replaced because of damage or obsolescence in accordance with the Debtor's ordinary course of business, the Debtor, at its sole cost and expense, will as necessary promptly replace all parts on the Equipment which may from time to time become worn out, lost, destroyed, seized, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. All parts at any time removed from the Equipment shall remain subject to the security interest granted herein until such time as such parts shall be replaced by parts which meet the requirements for replacement parts specified below. All replacement parts incorporated or installed in or attached to any item of Equipment as provided by this Section 4.01 shall, without necessity of further act, become part of such item of Equipment for all purposes hereof and subject to the security interest granted herein.

        (b) All replacement parts shall be free and clear of all liens or security interests and shall be in as good operating condition as, and shall have a value and utility at least equal to the parts replaced, assuming such replaced part to be maintained in accordance with the terms of this Security Agreement.

        Section 4.02. Alterations, Modifications and Additions. The Debtor, at its sole expense, will make such alterations and modifications in and additions to the Equipment as may be required


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from time to time by any relevant governmental authority or as may be deemed necessary from time to time by the Debtor, whether upon the recommendation of any manufacturer or otherwise, for the purpose of the safe operation of the Equipment (any such alteration, modification or addition as may be so required or so deemed necessary being herein called a "Required Modification"). In addition, the Debtor, at its sole expense, may from time to time make such other alterations and modifications in and additions to the Equipment as the Debtor may deem desirable in the proper conduct of its business (any such alteration, modification or addition as may be so deemed desirable being herein called an "Optional Modification"); provided, however, that (i) any Required Modification shall be expeditiously completed in a good and workmanlike manner, in compliance with all legal requirements applicable thereto, and (ii) no Optional Modification shall diminish the value or utility of any item of Equipment or impair the operating condition thereof immediately prior to such optional Modification, assuming that such item of Equipment was then of the value or utility and in the operating condition required to be maintained by the terms of this Security Agreement. All parts incorporated or installed in or attached to any item of Equipment as a result of any alteration, modification or addition which are not readily removable without damage to such item of Equipment shall, without necessity of further act, become part of such item of Equipment for all purposes hereof and subject to the security interests granted herein.

                            ARTICLE 5 - INSURANCE

        Section 5.01. Insurance Against Loss or Damage to Equipment. The Debtor covenants and agrees that it will, without cost to the Secured Party, maintain or cause to be maintained in effect with respect to the Equipment throughout the term of this Security Agreement with such underwriters against such risks and with deductibles under the broadest policy forms currently available from time to time and carried by prudent owners of similar equipment engaged in similar community repeater operations (at the time of issue of the policies in question) and approved by the Secured Party in accordance with applicable law, an all risk physical damage insurance policy insuring the Equipment against, among other things, loss, damage or destruction thereof from fire, explosion, windstorm, theft, breakage, and such other risks as the Debtor may deem necessary or desirable in an amount in U.S. dollars equal to, except as otherwise approved or required in writing by the Secured Party, the greater of the full replacement cost of the Equipment or the outstanding balance due under the Note. Each policy of insurance with respect to the Equipment shall provide that the Secured Party shall be the sole loss payee without liability for the payment of premiums. All insurance maintained under this Article 5 shall be primary insurance without right to contribution against any other insurance maintained by the Secured Party and shall contain provisions waiving underwriters' rights of



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subrogation thereunder against the Secured Party and any assured named in such policy and any assignee of the Secured Party and any assured.

        Section 5.02. Insurance Against Public Liability and Property Damage. The Debtor covenants and agrees that it will, without cost to the Secured Party, maintain or cause to be maintained in effect with respect to the Equipment throughout the term of this Security Agreement with such underwriters and under the broadest policy forms currently available from time to time and carried by prudent owners of similar equipment engaged in similar community repeater operations (at the time of issue of the policies in question) and approved by the Secured Party in accordance with applicable law, commercial general liability insurance policies insuring against liabilities for any injury to the person of others and any damage to the property of others arising from such risks, with such reasonable deductibles and in such amounts as shall be approved by the Secured Party. Any insurance policies maintained in accordance with this Section 5.02 shall include the Secured Party as an additional insured without liability for the payment of premiums. Each such policy shall also include effective waivers by the insurer of all claims for insurance premiums against the Secured Party. All provisions of the liability insurance policies, except for the limits of liability, shall operate in the same manner as if there were a separate police of insurance covering each insured. Furthermore, each such policy shall provide or be endorsed to provide that violation of the terms, conditions or warranties of any policy of insurance by the Debtor shall not invalidate any such insurance coverage insofar as the interests of the Secured Party are concerned.

        Section 5.03. Delivery of Policies. The Debtor will deliver to the Secured Party original cover notes and true and correct copies of all policies and binders and all endorsements and riders amendatory thereof, evidencing insurance required to be carried and maintained by this Article 5. The Secured Party shall not be responsible for any representations or warranties made to the underwriters by the Debtor in connection with any policy of insurance referred to herein.

        Section 5.04. Notice of Cancellation. At the Debtor's expense the Debtor will cause the relevant insurance brokers to agree to, and the Debtor hereby covenants and agrees that it will, advise the Secured Party of any expiration, termination, nonrenewal, alteration or cancellation of any policy, any default in the payment of any premium and of any other act or omission on the part of the Debtor of which it has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Equipment. All policies required hereby shall provide for not less than 30 days prior written notice to be received by the Secured Party of the termination or cancellation of the insurance evidenced thereby, unless such termination or



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cancellation is a result of non-payment of premiums in which case ten (10) days prior written notice shall be given to the Secured Party. The Debtor agrees that, unless the Insurances by their terms provide that they cannot cease (by reason of nonrenewal or otherwise) without the Secured Party being informed and having the right to continue the insurance by paying any premiums not paid by the Debtor, receipts showing payment of premiums for required insurance and also for demands from underwriters shall be in the hands of the Secured Party at least 14 days before the risk in question commences.

        Section 5.05. No Act Impairing Insurance. The Debtor will not do or omit any act, nor voluntarily suffer or permit any act to be done or omitted, whereby the Insurance required to be carried or maintained hereunder shall or may be suspended, impaired or canceled, and will not use or operate, or permit the Equipment to be used or operated for purposes more hazardous than permitted by the terms of the insurance policies carried by the Debtor pursuant to this
Article 5, without having previously notified the Secured Party in writing and insured the Equipment by additional coverage to extend to such uses, operations or risks.

        Section 5.06. Proof of Loss. The Debtor will, at its own expense, make or cause to be made all proofs of loss and take, or cause to be taken, all other action necessary or appropriate to make collections from the underwriters of insurance required to be carried and maintained by this Article 5.

        Article 5.07. Insurances. It is expressly agreed that anything herein contained to the contrary notwithstanding, the Debtor shall remain liable under the Insurances referred to in Section 5.01 and 5.02 above to perform all of the obligations assumed by it thereunder and the Secured Party shall have no obligation or liability under the Insurances by reason of or arising out of this Security Agreement nor shall the Secured Party be required or obligated in any manner to perform or fulfill any obligations of the Debtor under or pursuant to the Insurances or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times.

        Section 5.08. Payment to Secured Party. Unless the Secured Party shall otherwise agree, all amounts of whatsoever nature payable under any Insurances must be payable to the Secured Party for distribution first to itself under this Security Agreement and thereafter to the Debtor or others as their interests may appear. Nevertheless, until an Event of Default shall have occurred and be continuing, (i) amounts payable under any insurance on the Equipment with respect to public liability and property damage may be paid directly to the Debtor to reimburse it for any loss, damage



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or expense incurred by it and covered by such insurance has been incurred provided that the underwriter shall have first received evidence that the liability insured against has been discharged, and (ii) amounts payable under any Insurances with respect to the Equipment involving any damage to the Equipment not constituting an actual or constructive total loss, may be paid by underwriters directly for the repair or other charges involved or, if the Debtor shall have first fully repaired the damage or paid all of the salvage or other charges, may be paid to the Debtor as reimbursement therefor;
provided, however, that if such amounts (including any franchise or deductible) are in excess of USD 100,000, the underwriters shall not make such payment without first obtaining the written consent of the Secured Party.

        Section 5.09. Application of Proceeds. All amounts paid to the Secured Party in respect of any Insurance on the Equipment shall be disposed of as follows (after deduction of the reasonable expenses of the Secured Party in collecting such amounts):

             (i) any amount which might have been paid at the time, in accordance with the provision of Section 5.01 and 5.02 above, directly to the Debtor or others shall be paid by the Secured Party to, or as directed by, the Debtor to be applied toward the repair or replacement of the damaged Equipment; and

             (ii) all amounts paid to the Secured Party in respect of an actual or constructive total loss of the Equipment shall be applied pursuant to Section 2.08 above.

                      ARTICLE 6 - COVENANTS OF THE DEBTOR

        Section 6.01. Notice of Assignment. (a) Upon the occurrence and during the continuance of an Event of Default, the Debtor will upon written request from the Secured Party write letters to each of the Debtor's brokers, agents and representatives into whose hands or control may come any proceeds of the Spectrum Sales Proceeds hereby assigned, informing each such addressee of this Security Agreement and instructing such addressee during the existence of an Event of Default to remit promptly to the Secured Party at such account or accounts designated by the Secured Party all proceeds of the Spectrum Sales Proceeds hereby assigned which may come into the addressee's hands or control and to continue to make such remittances until such time as the addressee may receive written notice or instructions to the contrary direct from the Secured
Party.    The Debtor further covenants that during the existence of an Event of
Default it will instruct each such addressee to acknowledge directly to the Secured Party receipt of the Debtor's letter of notification and the instructions. Any sum in respect of moneys assigned hereunder which is in the hands of the Debtor's brokers, agents or other representatives during the existence of an Event of Default shall be deemed to have been received by them for the use and on behalf of the Secured Party.




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        (b) If any of the Spectrum Sales Proceeds arise out of contracts with the United States or any department, agency, or instrumentality thereof, the Debtor will immediately notify the Secured Party in writing and execute any instruments and take any steps required by the Secured Party in order that all moneys due and to become due under such contracts shall be assigned to the Secured Party and notice thereof given to the government under the Federal Assignment of Claims Act.

        Section 6.02. Compliance with Covenants. The Debtor will observe, perform and comply with the covenants, terms and conditions herein, express or implied, on its part to be observed, performed or complied with.

        Section 6.03. No Sales or Transfers. The Debtor will not without the prior written consent of the Secured Party and except in compliance with
Section 2.08 above, sell, mortgage or transfer any of the Collateral and any such written consent to any one sale, mortgage, or transfer shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, or transfer. Any such sale, mortgage, or transfer of any of the Collateral shall be subject to the provisions of this Security Agreement and the lien hereof.

        Section 6.04. Payment of Moneys. The Debtor hereby covenants with the Secured Party that it will pay to the Secured Party on demand all moneys whatsoever which the Secured Party shall or may reasonably expend or become liable for, in or about the protection or maintenance of the Collateral or enforcement of the security interest created by this Security Agreement or in or about the exercise by the Secured Party of any of the powers vested in it hereunder together with interest thereon at the rate of 12% per annum from the date when such moneys were expended by the Secured party until the date of actual receipt whether before or after any relevant judgment.

        Section 6.05. Chief Executive Office and Name. The Debtor shall maintain its chief executive office and principal place of business at 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380 and its present name provided, the Debtor may relocate its chief executive office and principal place of business or change its name so long as the Debtor at its own expense
(a) shall have given the Secured Party not less than thirty (30) days prior written notice of such relocation or name change, and (b) shall have caused to be filed in each jurisdiction such financing statements or similar papers as the Secured Party. All reasonable expenses of the Secured Party (including legal fees) incurred in connection with confirming the maintenance of its security interest in the Collateral after relocation of the Debtor's chief executive office and principal place of business or a change in its name or shall be paid by the Debtor.

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        Section 6.06.  Taxes; Compliance. The Debtor shall (a) pay or discharge when due all Taxes and all claims that might become a Lien on any of the Collateral within 30 days of the due date thereof, except such Taxes, if any, as are being contested in good faith and as to which adequate reserves (determined in accordance with generally accepted accounting principles in the United States) have been provided, and (b) comply in all material respects with
(i) all applicable laws relating to the Collateral and (ii) the terms and provisions of any agreements pertaining to the Collateral.

        Section 6.07. Liens. The interest of the Debtor in the Collateral will continue to be held by the Debtor free and clear of any security interests, liens, charges, claims or encumbrances other than the lien created pursuant to this Security Agreement.

        Section 6.08. Information. In addition to such other information as shall be specifically provided for herein, the Debtor shall furnish to the Secured Party such other information with respect to the Collateral as the Secured Party may reasonably request from time to time.

                  ARTICLE 7 - EVENTS OF DEFAULT

    Section 7.01. Events of Default. Each of the following, without further notice or demand upon the Debtor (except as otherwise provided this Security Agreement), shall constitute an Event of Default under this Security Agreement.

        (a) The failure of the Debtor to pay any amount due under the Note when due.

        (b) The failure to cure the breach of any of the Debtor's representations, covenants or warranties hereunder within twenty (20) days following written notice by the Secured Party to the Debtor.

        (c) The sale, encumbrance or disposition or attempted sale, encumbrance or disposition of the any of the Collateral except as otherwise expressly permitted in this Security Agreement.

        Section 7.02. Application of Proceeds. Any sums recovered hereunder after an Event of Default shall have occurred and be continuing shall be applied as follows:

            First: To the payment of all reasonable expenses and charges, including the expenses of any sale, the expenses of any retaking, attorney's fees, court costs, and any other expenses or advances made or incurred by the Secured Party in the protection of its rights or the pursuance of its remedies hereunder;

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            Second: To the payment of the amounts outstanding under the Note or otherwise due to the Secured Party, including interest thereon to the date of such payment and, if applicable, compensatory interest to the date of such payment; and

            Third: To the payment of any surplus thereafter remaining to the Debtor or to whomsoever may be entitled thereto.

        Section 7.03. Remedies. Upon the occurrence and during the continuance of an Event of Default, the security interest created by this Security Agreement shall become immediately enforceable and the Secured Party shall have the right to:

              (i) Upon the declaration by the Secured Party that all the then unpaid obligations of the Debtor to the Secured Party under the Note or otherwise are due and payable immediately, the same shall become and be immediately due and payable.

             (ii) Demand, sue for, collect or receive in the name and on behalf of the Debtor or the Secured Party any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but the Secured Party shall be under no obligation so to do, or the Secured Party may extend the time of payment, arrange for payment in installments or otherwise modify the terms of, or release any of the Collateral without thereby incurring responsibility to, or discharging or otherwise affecting any liability of the Debtor. The Secured Party shall be under no duty to protect, secure, perfect or insure the Collateral.

             (iii) The Secured Party shall have the rights and remedies with respect to the Collateral of a secured party under the Texas Uniform Commercial Code, whether or not such code is in effect in the jurisdiction where the rights and remedies are then asserted and any other rights granted pursuant to applicable law. In addition, the Secured Party is hereby granted the right to sell or cause to be sold in Houston, Texas or elsewhere, in one or more sales or parcels, at such price or prices as it may deem best and for cash or on credit or for future delivery, without assumption of any credit risks, the Collateral, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell, or of time or place of sale (except 10 Business Days prior written notice to the Debtor of the time and place of the sale at the Debtor's address set forth in Section 8.05 below and the Debtor waives all other notice of such sale), and the Secured Party may be the purchaser of any or all of the Collateral so sold and thereafter hold the same absolutely free from any claim or right of whatsoever kind,

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         including any right or equity of redemption of Debtor, any such demand, notice, right or equity being hereby expressly waived and released (to the extent permitted by applicable statute). The Debtor will pay to the Secured Party all expenses (including fees and disbursements of counsel) of, or incidental to, the enforcement of any of the provisions hereof or of any of the obligations of the Debtor, of any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Equipment or receipt of the proceeds thereof and for the care or preservation of the Equipment; and all such expenses shall be obligations of the Debtor within the terms of this Security Agreement. All proceeds from the sale or other disposition of the Equipment or from the transfer of the Secured Party's rights, title and interest in the Equipment shall be held and applied by the Secured Party in the manner provided for in
         Section 7.02 hereof.

             (iv) The Debtor hereby irrevocably appoints the Secured Party its true and lawful attorney-in-fact (which appointment is coupled with an interest), with full power of substitution, to enforce its rights upon occurrence and continuance of an Event of Default and to take any action which the Secured Party may deem necessary or appropriate to protect and preserve the security interest in the Collateral granted herein.

        Section 7.04. Power of Sale. Any sale of Collateral or transfer of rights to the Collateral made pursuant to the terms of this Security Agreement, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Debtor thereto, and shall bar the Debtor and all persons claiming by,
through or under the Debtor.    No purchaser shall be bound to inquire whether
notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. In case of any such sale, the Secured Party, if it is the purchaser, shall be entitled, for the purpose of making settlement or payment for the property purchased, to use and apply the obligations of the Borrower under the Note in order that there may be credited against the amount remaining due and unpaid thereon the sums payable out of the net proceeds of such sale to the Secured Party after allowing for the costs and expense of sale and other charges. At any such sale, the Secured Party may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property.

        Section 7.05. Power of Attorney - Sale. The Secured Party is hereby irrevocably appointed attorney-in-fact of the Debtor (which appointment is coupled with an interest) upon the happening and during the continuance of any Event of Default to execute and deliver to any purchaser aforesaid, and is hereby vested with full

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power and authority to make, in the name and in behalf of the Debtor, a good conveyance of the title to the Collateral so sold. Any person dealing with the Secured Party or its attorney-in-fact shall not be put on enquiry as to whether the power of attorney contained herein has become exercisable. In the event of any sale of any of the Collateral, under any power herein contained, the Debtor will, if and when required by the Secured Party, execute such form of conveyance of the Collateral as the Secured Party may direct or approve.

        Section 7.06. Secured Party to Discharge Liens. The Debtor authorizes and empowers the Secured Party or its appointees or any of them to appear in the name of the Debtor in any court of any country or nation of the world where a suit is pending against any of the Collateral because of or on account of any alleged lien against any of the Collateral from which the Collateral have not been released and to take such reasonable steps towards the defense of such suit and the purchase or discharge of such lien. All reasonable expenditures made or incurred by them or any of them for the purpose of such defense or purchase or discharge shall be a debt due from the Debtor to the Secured Party and shall be secured by the lien of this Security Agreement in like manner and extent as if the amount and description thereof were written herein.

        Section 7.07. Payment of Expenses. The Debtor covenants that upon the happening and during the continuance of any Event of Default, then, upon written demand of the Secured Party, the Debtor will pay to the Secured Party the whole amount due and payable in respect of the obligations of the Debtor under this Security Agreement; in case the Debtor shall fail to pay the same forthwith upon such demand, the Secured Party shall be entitled to seek judgment for the whole amount so due and unpaid, together with such further amounts as shall be sufficient to cover the reasonable compensation to the Secured Party or its agents, attorneys and counsel and any necessary advances, expenses and liabilities made or incurred by it or them hereunder. All moneys collected by the Secured Party under this Section 7.07 shall be applied in accordance with the provisions of Section 7.02 above.

        Section 7.08. Remedies Cumulative. Each and every power and remedy herein given to the Secured Party shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Secured Party, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. The Secured Party shall not be required or bound to enforce any other of its rights under any other agreement or instrument securing the Note prior to enforcing its rights under this Security Agreement. No delay or omission by the Secured Party in the exercise of any right or power or in the pursuance of any remedy accruing upon any Event of Default shall impair any such right, power or remedy or be construed to be a waiver of any such Event of Default or to be an acquiescence therein; nor shall the acceptance by the Secured Party of any security or of any payment of or on account of the obligations of the Debtor under this Security Agreement or the Debtor under the Note maturing after any Event of Default or of any payment on account of any past default be construed to be a waiver of any right to exercise any remedies due to any future Event of Default or of any past Event of Default not completely cured thereby. No consent, waiver or approval of the Secured Party shall be deemed to be effective unless in writing and duly signed by the Secured Party; any waiver by the Secured Party of any of the terms of this Security Agreement or any consent given under this Security Agreement shall only be effective for the purpose and on the terms which it is given and shall be without prejudice to the right to give or withhold consent in relation to future matters.

        Section 7.09. Cure of Defaults. If at any time after an Event of Default and prior to the actual sale of any of the Collateral by the Secured Party or prior to any enforcement or foreclosure proceedings the Debtor offers completely to cure all Events of Default and to pay all expenses, advances and damages to the Secured Party consequent on such Events of Default, with interest at the interest rate of 12% per annum, then the Secured Party may accept such offer and payment and restore the Debtor to its former position, but such action, if taken, shall not affect any subsequent Event of Default or impair any rights consequent thereon.

        Section 7.10. Discontinuance of Proceedings. In case the Secured Party shall have proceeded to enforce any right, power or remedy under this Security Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, then and in every such case the Debtor and the Secured Party shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Security Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceedings had been taken.

                          ARTICLE 8 - MISCELLANEOUS

        Section 8.01. Contracts. It is expressly agreed that anything herein contained to the contrary notwithstanding, the Secured Party shall have no obligation or liability under any lease or other contract concerning the use or operation of the Equipment by reason of or arising out of this Security Agreement nor shall the Secured Party be required or obligated in any manner to perform or fulfill any obligations of the Debtor under or pursuant to any lease or other contract concerning the use or operation of the

Equipment or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled to hereunder at any time or times.

        Section 8.02. Power of Attorney. The Debtor does hereby appoint the Secured Party, its successors and assigns (which appointment is coupled with an interest), the Debtor's true and lawful attorney, irrevocably, with full power (in the name of the Debtor or otherwise), if an Event of Default shall have occurred and be continuing, to ask, require, demand, receive, compound and give acquittance for any and all moneys, claims, property and rights hereby assigned, and claims for moneys due and to become due under or arising out of the Collateral hereby assigned, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Secured Party may deem to be necessary or advisable in the premises.

        Section 8.03. Irrevocability. The powers and authority granted to the Secured Party herein have been given for a valuable consideration and are hereby declared to be irrevocable.

        Section 8.04. Further Documents. The Debtor agrees that at any time and from time to time, upon the written request of the Secured Party, it will promptly and duly execute and deliver any and all such further instruments and documents as the Secured Party may reasonably deem desirable in obtaining the full benefits of this Security Agreement and of the rights and powers herein granted.

        Section 8.05. Notices. All notices or other communications which are required to be made hereunder shall be in writing and, if to the Secured Party, mailed or telecopied or delivered to it, addressed to it at 2739 Wisteria Walk, Spring, Texas 77388, and if to the Debtor, mailed or telecopied or delivered to it at 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380, Telecopier No. (713) 364-1901 or to each party at such other address as shall be designated by such party in a written notice to the other party. All such notices and other communications shall, when mailed or telecopied, respectively be effective when deposited in the mails or sent by telecopier (receipt confirmed), respectively, addressed as aforesaid.

        Section 8.06. Choice of Law. This Security Agreement shall be governed by the internal laws of the State of Texas and may not be amended or changed except by an instrument in writing signed by the parties hereto.

        Section 8.07. Severability of Provisions. Any provision of this Security Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Debtor hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

        Section 8.08. Termination. Upon the payment in full to the Secured Party of all amounts due under the Note or otherwise and the payment in full to the Secured Party of any amounts due under this Security Agreement, this Security Agreement shall terminate and the Secured Party shall sign and deliver to the Debtor any termination statements or other documents necessary to reflect such termination.

        IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed all as of the date noted above.


                        CHAMPION COMMUNICATION SERVICES, INC.

                        By: /s/ DAVID TERMAN
                           ----------------------------
                        Name: David Terman
                             --------------------------
                        Title: President
                              -------------------------


                        CHAMPION COMMUNICATIONS COMPANY

                        By:  /s/ ALBERT F. RICHMOND
                           ----------------------------
                        Name:  Albert F. Richmond
                             --------------------------
                        Title:  President
                              -------------------------

                                AMENDMENT NO. 1
                                       TO
                               SECURITY AGREEMENT


       Amendment No. 1 dated as of August 15, 1996, to the Security Agreement (the "Security Agreement") dated as of November 15, 1995, between CHAMPION COMMUNICATION SERVICES, INC., a Delaware corporation, its successors and assigns (the "Debtor"), and CHAMPION COMMUNICATIONS COMPANY, a Texas corporation, its successors and assigns (the "Secured Party").

       WHEREAS, the Security Agreement was entered into by the Debtor and the Secured Party as security for the payment of all amounts due under the Debtor's Promissory Note dated as of November 15, 1995 (the "Note") in the original principal amount of USD 2,799,581.26; and

       WHEREAS, the Debtor and the Secured Party have executed and delivered Endorsement No. 1 to the Note dated the date hereof, providing for, among other things, a six month extension of the Maturity Date of the Note;

       WHEREAS, the Secured Party requires as a condition to entering into Endorsement No. 1 to the Note that the Debtor enter into this Amendment No. 1 to the Security Agreement;

       NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Security Agreement as follows:

       1. The following additional paragraphs are hereby added to Section 1.01 of the Security Agreement:

              (d) "Accounts Receivable" shall mean all of the Debtor's accounts, chattel paper, documents, instruments and general intangibles whether now existing or hereinafter created.

              (e) "Inventory" shall mean all of the Debtor's inventory, wherever located, including without limitation, any and all goods held for sale or lease or being processed for sale or lease in the Debtor's business, as now or hereafter conducted.

       2. Paragraph (d) of Section 1.01 of the Security Agreement is hereby renumbered "(f)" and the reference in the second sentence of such paragraph to "(d)" is hereby changed to "(f)".

       3. Section 6.01 of the Security Agreement is hereby amended by adding the term "Accounts Receivable" to such Section immediately after the term "Spectrum Sales Proceeds" wherever it appears.

       4. Each reference in the Security Agreement to the term "Security Agreement" shall mean the Security Agreement, as amended by this Amendment No. 1, as the same shall be amended, supplemented or extended in the future.

       5. Each reference in the Security Agreement, as amended hereby, to the Note shall mean the Note as amended by Endorsement No. 1.

       6. The covenants of the Debtor contained in the Security Agreement are correct on and as of the date of this Amendment No. 1 as though made on and as of such date.

       7. THIS AMENDMENT NO. 1 TO SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS.

       8. Except as specifically amended herein, all of the terms, covenants and conditions of the Security Agreement shall remain in full force and effect.

       9. All capitalized terms used herein but not defined herein shall have the meanings given to them in the Security Agreement.

       IN WITNESS HEREOF, the parties hereto have caused this Amendment No. 1 to the Security Agreement to be executed by their duly authorized officers, all as of the date noted above.


                            CHAMPION COMMUNICATION SERVICES, INC.


                            By:  /s/ DAVID TERMAN
                               ----------------------------------
                            Name:  David Terman
                                 --------------------------------
                            Title: President
                                  -------------------------------


                            CHAMPION COMMUNICATIONS COMPANY


                            By:  /s/ ALBERT F. RICHMOND
                               ----------------------------------
                            Name: Albert Richmond
                                 --------------------------------
                            Title:  President
                                  -------------------------------




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